SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2020

MARIJUANA COMPANY OF AMERICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah (State or other jurisdiction of incorporation or organization)	Commission File Number 000-27039	98-1246221 (I.R.S. Employer Identification Number)

1340 West Valley Parkway Suite #205 Escondido, California 92029

(Address of Principal Executive Offices and Zip Code)

(888) 777-4362

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MCOA	None

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

(a)(1) Marijuana Company of America, Inc. (the “Registrant”) entered into a material definitive agreement not made in the ordinary course of its business on June 17, 2020. The parties to the agreement are the Registrant and White Lion Capital, LLC, a Nevada Limited Liability Company (“White Lion”). With the exception of the entry into the subject material definitive agreement, no material relationship exists between the Registrant, or any of the Registrant’s affiliates or control persons on the one hand, and White Lion, and any of its affiliates or control persons on the other hand.

(a)(2) Pursuant to a Common Stock Purchase Agreement between the Registrant and White Lion, White Lion agreed to invest up to ten million dollars to purchase the Registrant’s Common Stock, par value $0.001 per share. Coincidentally, the Registrant and White Lion entered into a Registration Rights Agreement, as an inducement to White Lion to execute and deliver the Common Stock Purchase Agreement, whereby the Registrant agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, and applicable state securities laws, with respect to the shares of Common Stock issuable for White Lion’s investment pursuant to the Common Stock Purchase Agreement. The Common Stock Purchase Agreement terminates thirty-six (36) months after the Effective Date, or conditioned upon the following events: (i) when White Lion has purchased an aggregate of ten million dollars ($10,000,000) in the Registrant’s Common Stock; (ii) at such time that the Registration Statement agreed to in the Registration Rights Agreement is no longer in effect: (iii) upon White Lion’s material breach of contract; (iv) in the event a voluntary or involuntary bankruptcy petition is filed concerning the Registrant; or, (v) if a Custodian is appointed for the Registrant or for all or substantially all of its property or the Registrant makes a general assignment for the benefit of its creditors.

Section 9 – Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document	Location
10.1	Common Stock Purchase Agreement	Filed Herewith
10.2	Registration Rights Agreement	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated June 19, 2020

MARIJUANA COMPANY OF AMERICA, INC.

By: /s/ Jesus Quintero

Jesus Quintero

(Principal Executive Officer)

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